AAM/Phocas Real Estate Fund

Class A (Ticker Symbol: APRAX)

Class C (Ticker Symbol: APRCX)

Class I (Ticker Symbol: APRIX)

A series of Investment Managers Series Trust

Supplement dated August 2, 2021, to the

Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2021.

Effective immediately, the address for Phocas Financial Corporation (“Phocas”), the sub-advisor to the AAM/Phocas Real Estate Fund, has been changed to 1080 Marina Village Parkway, Suite 520, Alameda, California 94501. Accordingly, all references in the Prospectus and SAI to Phocas’ address are revised as indicated.

Please retain this Supplement with your records.